Exhibit (99)(a)

Press Release January 19, 2006

WACHOVIA EARNS RECORD $6.64 BILLION OR $4.19 PER SHARE IN 2005;

4TH CONSECUTIVE YEAR OF DOUBLE-DIGIT GROWTH

4th QUARTER 2005 EARNINGS RISE TO $1.09 PER SHARE, UP 15%

4TH QUARTER 2005 COMPARED WITH 4TH QUARTER 2004

•	Revenue up 7 percent, reflecting a larger balance sheet and fee income growth.

•	21 percent growth in average loans and average core deposits up 10 percent.

•	Credit quality continued to be exceptional with net charge-offs only 0.09 percent of average loans and total nonperforming assets at a record low 0.28 percent of loans, foreclosed properties and loans held for sale.

•	Results bolstered by solid sales activity, record customer satisfaction and loyalty, and the SouthTrust merger integration completed on time and under budget.

Earnings Highlights

	Three Months Ended
(In millions, except per share data)	December 31, 2005		September 30, 2005		December 31, 2004
	Amount	EPS	Amount	EPS	Amount	EPS
Earnings
Net income (GAAP)	$1,707	1.09	1,665	1.06	1,448	0.95
Merger-related and restructuring expenses	37	0.02	51	0.03	53	0.04

Earnings excluding merger-related and restructuring expenses	$1,744	1.11	1,716	1.09	1,501	0.99
Discontinued operations, net of income taxes	(214)	(0.14)	—	—	—	—

Earnings excluding merger-related and restructuring expenses, and discontinued operations	$1,530	0.97	1,716	1.09	1,501	0.99

Financial ratios
Return on average common stockholders’ equity	14.60%		13.95		13.50
Net interest margin (a)	3.25		3.18		3.37
Fee and other income as % of total revenue (a)	45.55		48.63		45.50
Overhead efficiency ratio (a)	63.72%		59.78		62.23

Capital adequacy (b)
Tier 1 capital ratio	7.61%		7.42		8.01
Total capital ratio	10.97		10.79		11.11
Leverage ratio	6.12%		5.96		6.38

Asset quality
Allowance for loan losses as % of nonaccrual and restructured loans	439%		347		289
Allowance for loan losses as % of loans, net	1.05		1.13		1.23
Allowance for credit losses as % of loans, net (c)	1.11		1.20		1.30
Net charge-offs as % of average loans, net	0.09		0.10		0.23
Nonperforming assets as % of loans, net, foreclosed properties and loans held for sale	0.28%		0.37		0.53

(a)	Tax-equivalent.
(b)	The fourth quarter of 2005 is based on estimates.
(c)	The allowance for credit losses is the sum of the allowance for loan losses and the reserve for unfunded lending commitments.

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WACHOVIA EARNS $1.09 PER SHARE IN 4th QUARTER 2005, UP 15%/page 2

CHARLOTTE, N.C. — Wachovia Corp. (NYSE:WB) today reported record net income of $1.71 billion, or $1.09 per share, in the fourth quarter of 2005 compared with $1.45 billion, or 95 cents per share, in the fourth quarter of 2004.

Excluding after-tax net merger-related expenses of 2 cents per share in the fourth quarter of 2005 and 4 cents in the fourth quarter of 2004, earnings were $1.74 billion, or $1.11 per share, in the fourth quarter of 2005 compared with $1.50 billion, or 99 cents per share, in the fourth quarter of 2004.

Full year 2005 net income was a record $6.64 billion, up 27 percent from 2004, and earnings per share were up 10 percent from 2004 to a record $4.19. Excluding after-tax net merger-related expenses of 11 cents per share in 2005 and 14 cents in 2004, earnings in 2005 were $6.81 billion, or $4.30 per share, compared with $5.42 billion, or $3.95 per share, in 2004.

These results included a discontinued operations gain of $214 million after-tax, or 14 cents per common share, related to the 2005 fourth quarter sale of Wachovia’s corporate and institutional trust businesses. In addition, the fourth quarter of 2005 included higher than normal expenses that better position the company for future earnings growth, as well as securities losses recognized as part of balance sheet repositioning.

“We’re proud of our record fourth quarter results and fourth consecutive year of double-digit earnings increases despite rising funding costs and related industry-wide pressure on margins. Our employees’ dedication and unwavering customer focus are driving Wachovia’s growth and market share gains,” said Ken Thompson, Wachovia chairman and chief executive officer. “During the fourth quarter of 2005, we continued to reposition and reinvest for the future. We completed the SouthTrust integration, closed two acquisitions and a divesture, and opened 50 new branches. With our team’s record of superb execution, I have great confidence we’ll achieve our goals for continued growth.”

Wachovia Corporation

	Three Months Ended
(In millions)	December 31, 2005	September 30, 2005	December 31, 2004
Total revenue (Tax-equivalent)	$6,564	6,698	6,161
Provision for credit losses	81	82	109
Noninterest expense	4,183	4,004	3,834
Income from continuing operations	1,493	1,665	1,448
Net income available to common stockholders	1,707	1,665	1,448
Average loans, net	237,482	228,960	196,527
Average core deposits	$287,502	280,748	260,627

Results include the impact of the acquisition of SouthTrust Corporation on November 1, 2004. In the fourth quarter of 2005 compared with the fourth quarter of 2004, Wachovia:

•	Increased revenue 7 percent. Revenue growth reflected strong capital markets-related income as well as a larger balance sheet, with average loans up 21 percent.

•

Grew net interest income 6 percent, reflecting higher loans and deposits. Commercial loan growth was across-the-board while consumer loans were higher due to real estate-secured lending, including the effect of a net $9.2 billion of home equity lines transferred to the loan

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WACHOVIA EARNS $1.09 PER SHARE IN 4th QUARTER 2005, UP 15%/page 3 portfolio in the fourth quarter of 2004 from loans held for sale. Core deposit growth continued to be solid, with a 10 percent increase in average core deposits and a 7 percent increase in average low-cost core deposits.

•	Generated 7 percent fee and other income growth, led by higher asset management and investment banking fees, strong principal investing results, and other banking fees. Growth was partially offset by securities losses, lower retail brokerage commissions and trading losses.

•	Increased noninterest expense 9 percent on higher personnel expense, largely related to the efficiency initiative, and to variable incentive expense, higher legal costs and charitable contributions. These factors produced a higher than normal expense base, offset by merger efficiencies.

•	Recorded a provision for credit losses of $81 million. Net charge-offs were $51 million, or an annualized 0.09 percent of average net loans. Total nonperforming assets including loans held for sale were $752 million, or a record low 0.28 percent of loans, foreclosed properties and loans held for sale.

Lines of Business

The following discussion covers the results for Wachovia’s four core business segments and is on a segment earnings basis, which excludes net merger-related and restructuring expenses, discontinued operations and other intangible amortization. Segment earnings are the basis on which Wachovia manages and allocates capital to its business segments. Pages 13 and 14 include a reconciliation of segment results to Wachovia’s consolidated results of operations in accordance with GAAP.

General Bank Highlights

	Three Months Ended
(In millions)	December 31, 2005	September 30, 2005	December 31, 2004
Total revenue (Tax-equivalent)	$3,310	3,240	2,984
Provision for credit losses	75	77	107
Noninterest expense	1,671	1,585	1,525
Segment earnings	$990	999	862
Cash overhead efficiency ratio (Tax-equivalent)	50.48%	48.91	51.09
Average loans, net	$169,134	163,782	146,864
Average core deposits	213,286	208,428	191,637
Economic capital, average	$7,038	7,016	6,418

General Bank

The General Bank includes retail, small business and commercial customers. Results include SouthTrust. The fourth quarter of 2005 compared with the fourth quarter of 2004 included:

•	11 percent revenue growth driven by higher net interest income and fee and other income.

•	Strength in low-cost core deposits and higher commercial and consumer loans drove a 10 percent increase in net interest income. Net new retail checking accounts increased by 115,000 in the fourth quarter of 2005, compared with an increase of 103,000 in the prior year fourth quarter.

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WACHOVIA EARNS $1.09 PER SHARE IN 4th QUARTER 2005, UP 15%/page 4

•	13 percent growth in fee and other income generated primarily by strong debit card interchange income and retail service charges. In addition, a larger mortgage servicing portfolio and higher mortgage originations contributed to growth.

•	10 percent growth in noninterest expense due to higher personnel costs related to investment in growth initiatives and higher sales production, as well as increased charitable contributions.

Capital Management Highlights

	Three Months Ended
(In millions)	December 31, 2005	September 30, 2005	December 31, 2004
Total revenue (Tax-equivalent)	$1,336	1,296	1,298
Provision for credit losses	—	—	—
Noninterest expense	1,105	1,067	1,099
Segment earnings	$147	146	126
Cash overhead efficiency ratio (Tax-equivalent)	82.70%	82.23	84.72
Average loans, net	$388	372	317
Average core deposits	28,328	28,521	30,415
Economic capital, average	$1,395	1,349	1,374

Capital Management

Capital Management includes retail brokerage services and asset management. The corporate and institutional trust businesses sold in the fourth quarter of 2005 are reflected in the Parent segment because they are divested businesses. The fourth quarter of 2005 compared with the fourth quarter of 2004 included:

•	3 percent revenue growth on 29 percent growth in brokerage managed account assets to $106.5 billion, generating solid growth in recurring income.

•	19 percent growth in net interest income largely due to improved deposit spreads.

•	Expenses grew slightly due to efficiency initiative costs and corporate contributions. Efficiencies gained from the completed brokerage integration largely offset expense growth. The overhead efficiency ratio improved 202 basis points to 82.70 percent.

•	Total assets under management of $253.5 billion at December 31, 2005, declined modestly from December 31, 2004. Equity assets reached $83.1 billion, led by positive equity mutual fund sales and improved equity markets. Total brokerage client assets grew 5 percent from year-end 2004 to $683.6 billion at December 31, 2005.

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WACHOVIA EARNS $1.09 PER SHARE IN 4th QUARTER 2005, UP 15%/page 5

Wealth Management Highlights

	Three Months Ended
(In millions)	December 31, 2005	September 30, 2005	December 31, 2004
Total revenue (Tax-equivalent)	$344	341	289
Provision for credit losses	1	6	—
Noninterest expense	249	234	199
Segment earnings	$60	64	57
Cash overhead efficiency ratio (Tax-equivalent)	72.37%	68.55	69.16
Average loans, net	$14,898	14,210	12,088
Average core deposits	14,305	13,571	12,880
Economic capital, average	$537	530	484

Wealth Management includes private banking, personal trust, investment advisory services, charitable services, financial planning and insurance brokerage. Results include the impact of the May 2005, acquisition of Palmer & Cay, Inc., an insurance brokerage firm. The fourth quarter of 2005 compared with the fourth quarter of 2004 included:

•	Record revenue driven by 26 percent growth in fee and other income and a 10 percent increase in net interest income.

•	Net interest income growth fueled by a 23 percent increase in average loans and an 11 percent increase in average core deposits.

•	Fee and other income included the impact of Palmer & Cay, as well as improved trust and investment management fees on record sales production.

•	Noninterest expense growth reflected the impact of Palmer & Cay and higher personnel costs.

Corporate and Investment Bank Highlights

	Three Months Ended
(In millions)	December 31, 2005	September 30, 2005	December 31, 2004
Total revenue (Tax-equivalent)	$1,436	1,514	1,264
Provision for credit losses	(13)	(3)	4
Noninterest expense	788	810	659
Segment earnings	$415	445	379
Cash overhead efficiency ratio (Tax-equivalent)	54.86%	53.45	52.22
Average loans, net	$41,230	38,771	35,205
Average core deposits	25,877	24,726	20,971
Economic capital, average	$5,601	5,601	4,801

Corporate and Investment Bank

The Corporate and Investment Bank includes corporate lending, investment banking, and treasury and international trade finance. Fourth quarter 2005 results compared with the fourth quarter of 2004 included:

•	14 percent revenue growth reflecting a 32 percent increase in fee and other income offsetting a 5 percent decline in net interest income.

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WACHOVIA EARNS $1.09 PER SHARE IN 4th QUARTER 2005, UP 15%/page 6

•	Net interest income declined due primarily to a change in the mix of trading assets, which lowered the overall spread in the trading portfolio, and to runoff in a leasing portfolio.

•	The growth in fee income reflected strong principal investing gains and record results in advisory and underwriting fees, led by strong structured products, equity originations and loan syndications. Growth was partially offset by trading losses and lower commissions.

•	A 20 percent increase in noninterest expense due primarily to higher variable compensation and expenses related to both revenue and efficiency projects.

•	Strong core deposit growth primarily from higher commercial mortgage servicing and international correspondent banking, and increased loans primarily reflecting higher large corporate loans.

***

Wachovia Corporation (NYSE:WB) is one of the largest providers of financial services to retail, brokerage and corporate customers, with banking operations from Connecticut to Florida and west to Texas, and retail brokerage operations nationwide. Wachovia had assets of $520.8 billion, market capitalization of $82.3 billion and stockholders’ equity of $47.6 billion at December 31, 2005. Its four core businesses, the General Bank, Capital Management, Wealth Management, and the Corporate and Investment Bank, serve more than 13 million household and business relationships primarily through 3,131 offices in 15 states and Washington, D.C. Its full-service retail brokerage firm, Wachovia Securities, LLC, also serves clients through 719 offices in 49 states, Washington, D.C., and six Latin American countries. The Corporate and Investment Bank serves clients in selected industries nationwide. Global services are offered through 40 offices around the world. Online banking and brokerage products and services also are available through Wachovia.com.

Forward-Looking Statements

This news release contains various forward-looking statements. A discussion of various factors that could cause Wachovia Corporation’s actual results to differ materially from those expressed in such forward-looking statements is included in Wachovia’s filings with the Securities and Exchange Commission, including its Current Report on Form 8-K dated January 19, 2006.

Explanation of Wachovia’s Use of Certain Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this news release includes certain non-GAAP financial measures, including those presented on page 1 and on page 10 under the captions “Earnings Excluding Merger-Related and Restructuring Expenses”, “Earnings Excluding Merger-Related and Restructuring Expenses and Discontinued Operations” and “Earnings Excluding Merger-Related and Restructuring Expenses, Other Intangible Amortization and Discontinued Operations”, and which are reconciled to GAAP financial measures on pages 21 and 22. In addition, in this news release certain designated net interest income amounts are presented on a tax-equivalent basis, including the calculation of the overhead efficiency ratio.

Wachovia believes these non-GAAP financial measures provide information useful to investors in understanding the underlying operational performance of the company, its business and performance trends and facilitates comparisons with the performance of others in the financial services industry. Specifically, Wachovia believes the exclusion of merger-related and restructuring expenses, discontinued operations and the cumulative effect of a change in accounting principle permits evaluation and a comparison of results for on-going business operations, and it is on this basis that Wachovia’s management internally assesses the company’s performance. Those non-operating items are excluded from Wachovia’s segment measures used internally to evaluate segment performance in accordance with GAAP because management does not consider them particularly relevant or useful in evaluating the operating performance of our business segments. In addition, because of the significant amount of deposit base intangible amortization, Wachovia believes the exclusion of this expense provides investors with consistent and meaningful comparisons to other financial services firms. Wachovia’s management makes recommendations to its board of directors about dividend payments based on reported earnings excluding merger-related and

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WACHOVIA EARNS $1.09 PER SHARE IN 4th QUARTER 2005, UP 15%/page 7 restructuring expenses, other intangible amortization, discontinued operations and the cumulative effect of a change in accounting principle, and has communicated certain dividend payout ratio goals to investors on this basis. Management believes this payout ratio is useful to investors because it provides investors with a better understanding of and permits investors to monitor Wachovia’s dividend payout policy. Wachovia also believes the presentation of net interest income on a tax-equivalent basis ensures comparability of net interest income arising from both taxable and tax-exempt sources and is consistent with industry standards. Wachovia operates one of the largest retail brokerage businesses in our industry, and we have presented an overhead efficiency ratio excluding these brokerage services, which management believes is useful to investors in comparing the performance of our banking business with other banking companies.

Although Wachovia believes the above non-GAAP financial measures enhance investors’ understanding of its business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP basis financial measures.

Earnings Conference Call and Supplemental Materials

Wachovia CEO Ken Thompson and CFO Bob Kelly will review Wachovia’s fourth quarter 2005 results in a conference call and audio webcast beginning at 10 a.m. Eastern Time today. This review may include a discussion of certain non-GAAP financial measures. Supplemental materials relating to fourth quarter results, which also include a reconciliation of any non-GAAP measures to Wachovia’s reported financials, are available on the Internet at Wachovia.com/investor, and investors are encouraged to access these materials in advance of the conference call.

Webcast Instructions: To gain access to the webcast, which will be “listen-only,” go to Wachovia.com/investor and click on the link “Wachovia Fourth Quarter Earnings Audio Webcast.” In order to listen to the webcast, you will need to download either Real Player or Media Player.

Teleconference Instructions: The telephone number for the conference call is 888-357-9787 for U.S. callers or 706-679-7342 for international callers. You will be asked to tell the answering coordinator your name and the name of your firm. Mention the conference Access Code: Wachovia.

Replay: Thursday, January 19, at 11:30 a.m. ET and continuing through 5 p.m. ET Friday, February 24. Replay telephone number is 706-645-9291; access code 3430512.

***

Investors seeking further information should contact the Investor Relations team: Alice Lehman at 704-374-4139, Ellen Taylor at 704-383-1381 or Jeff Richardson at 704-383-8250. Media seeking further information should contact the Corporate Media Relations team: Mary Eshet at 704-383-7777 or Christy Phillips at 704-383-8178.

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WACHOVIA CORPORATION AND SUBSIDIARIES

FINANCIAL TABLES

WACHOVIA CORPORATION AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS

(Unaudited)

(Dollars in millions, except per share data)	2005				2004
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
EARNINGS SUMMARY
Net interest income (GAAP) (a)	$3,523	3,387	3,358	3,413	3,297
Tax-equivalent adjustment	52	53	53	61	60

Net interest income (Tax-equivalent) (a)	3,575	3,440	3,411	3,474	3,357
Fee and other income (a)	2,989	3,258	2,977	2,995	2,804

Total revenue (Tax-equivalent)	6,564	6,698	6,388	6,469	6,161
Provision for credit losses	81	82	50	36	109
Other noninterest expense	4,032	3,820	3,591	3,696	3,605
Merger-related and restructuring expenses	58	83	90	61	116
Other intangible amortization	93	101	107	115	113

Total noninterest expense	4,183	4,004	3,788	3,872	3,834
Minority interest in income of consolidated subsidiaries	103	104	71	64	54

Income from continuing operations before income taxes (Tax-equivalent)	2,197	2,508	2,479	2,497	2,164
Income taxes	652	790	776	815	656
Tax-equivalent adjustment	52	53	53	61	60

Income from continuing operations	1,493	1,665	1,650	1,621	1,448
Discontinued operations, net of income taxes	214	—	—	—	—

Net income	$1,707	1,665	1,650	1,621	1,448

Diluted earnings per common share	$1.09	1.06	1.04	1.01	0.95
Return on average common stockholders’ equity	14.60%	13.95	14.04	13.92	13.50
Return on average assets	1.30	1.29	1.31	1.31	1.22
Overhead efficiency ratio	63.72%	59.78	59.29	59.86	62.23
Operating leverage	$(312)	92	5	269	368

ASSET QUALITY
Allowance for loan losses as % of loans, net	1.05%	1.13	1.18	1.20	1.23
Allowance for loan losses as % of nonperforming assets	378	303	284	262	251
Allowance for credit losses as % of loans, net	1.11	1.20	1.25	1.27	1.30
Net charge-offs as % of average loans, net	0.09	0.10	0.09	0.08	0.23
Nonperforming assets as % of loans, net, foreclosed properties and loans held for sale	0.28%	0.37	0.44	0.50	0.53

CAPITAL ADEQUACY (b)
Tier I capital ratio	7.61%	7.42	7.85	7.91	8.01
Total capital ratio	10.97%	10.79	11.25	11.40	11.11
Leverage ratio	6.12%	5.96	6.10	5.99	6.38

OTHER DATA
Average diluted common shares (In millions)	1,570	1,575	1,591	1,603	1,518
Actual common shares (In millions)	1,557	1,553	1,577	1,576	1,588
Dividends paid per common share	$0.51	0.51	0.46	0.46	0.46
Dividend payout ratio on common shares	46.79%	48.11	44.23	45.54	48.42
Book value per common share	$30.55	30.10	30.37	29.48	29.79
Common stock price	52.86	47.59	49.60	50.91	52.60
Market capitalization	$82,291	73,930	78,236	80,256	83,537
Common stock price to book value	173%	158	163	173	177
FTE employees	93,980	92,907	93,385	93,669	96,030
Total financial centers/brokerage offices	3,850	3,840	3,825	3,970	3,971
ATMs	5,119	5,119	5,089	5,234	5,321

(a)	Amounts presented in the third quarter of 2005 have been reclassified to conform to the presentation in the fourth quarter of 2005.
(b)	The fourth quarter of 2005 is based on estimates.

WACHOVIA CORPORATION AND SUBSIDIARIES

OTHER FINANCIAL DATA

(Unaudited)

(In millions)	2005				2004
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
EARNINGS EXCLUDING MERGER-RELATED AND RESTRUCTURING EXPENSES, AND DISCONTINUED OPERATIONS (a) (b)
Return on average common stockholders’ equity	13.05%	14.36	14.43	14.19	13.95
Return on average assets	1.17	1.33	1.35	1.34	1.26
Overhead efficiency ratio	62.84	58.55	57.87	58.92	60.34
Overhead efficiency ratio excluding brokerage	59.07%	54.05	52.86	54.12	54.99
Operating leverage	$(337)	84	35	214	358

EARNINGS EXCLUDING MERGER-RELATED AND RESTRUCTURING EXPENSES, OTHER INTANGIBLE AMORTIZATION AND DISCONTINUED OPERATIONS (a) (b) (c)
Dividend payout ratio on common shares	50.50%	45.13	41.44	42.59	44.23
Return on average tangible common stockholders’ equity	27.11	29.14	29.50	28.86	26.59
Return on average tangible assets	1.27	1.45	1.48	1.46	1.38
Overhead efficiency ratio	61.41	57.06	56.19	57.15	58.50
Overhead efficiency ratio excluding brokerage	57.36%	52.27	50.85	52.01	52.77
Operating leverage	$(343)	77	27	215	373

OTHER FINANCIAL DATA
Net interest margin (d)	3.25%	3.18	3.23	3.31	3.37
Fee and other income as % of total revenue (d)	45.55	48.63	46.60	46.30	45.50
Effective income tax rate	34.10	32.21	32.02	33.42	31.20
Tax rate (Tax-equivalent) (e)	35.39%	33.63	33.50	35.05	33.14

AVERAGE BALANCE SHEET DATA
Commercial loans, net	$138,361	132,637	131,195	127,703	116,599
Consumer loans, net	99,121	96,323	92,686	93,472	79,928
Loans, net	237,482	228,960	223,881	221,175	196,527
Earning assets	439,204	431,346	422,534	421,047	397,490
Total assets	520,382	511,567	503,361	500,486	472,431
Core deposits	287,502	280,748	275,338	271,095	260,627
Total deposits	319,825	306,371	297,194	294,674	280,051
Interest-bearing liabilities	382,974	375,782	367,828	365,516	343,489
Stockholders’ equity	$46,407	47,328	47,114	47,231	42,644

PERIOD-END BALANCE SHEET DATA
Commercial loans, net	$147,165	141,063	136,115	134,696	131,196
Consumer loans, net	111,850	98,670	94,172	92,570	92,644
Loans, net	259,015	239,733	230,287	227,266	223,840
Goodwill and other intangible assets
Goodwill	21,807	21,857	21,861	21,635	21,526
Deposit base	705	779	861	951	1,048
Customer relationships	413	416	427	387	443
Tradename	90	90	90	90	90
Total assets	520,755	532,381	511,840	506,833	493,324
Core deposits	293,562	287,732	275,281	273,883	274,588
Total deposits	324,894	320,439	299,910	297,657	295,053
Stockholders’ equity	$47,561	46,757	47,904	46,467	47,317

(a)	These financial measures are calculated by excluding from GAAP computed net income presented on page 9, $37 million, $51 million, $48 million, $31 million and $53 million in the fourth, third, second and first quarters of 2005, and in the fourth quarter of 2004, respectively, of after-tax net merger-related and restructuring expenses, and $214 million after tax in the fourth quarter of 2005 related to discontinued operations.
(b)	See page 9 for the most directly comparable GAAP financial measure and pages 21 and 22 for a more detailed reconciliation.
(c)	These financial measures are calculated by excluding from GAAP computed net income presented on page 9, $57 million, $63 million, $69 million, $72 million and $74 million in the fourth, third, second and first quarters of 2005, and in the fourth quarter of 2004, respectively, of deposit base and other intangible amortization.
(d)	Amounts presented in the third quarter of 2005 have been reclassified to conform to the presentation in the fourth quarter of 2005.
(e)	The tax-equivalent tax rate applies to fully tax-equivalized revenues.

WACHOVIA CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	2005			2004
(In millions, except per share data)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
INTEREST INCOME
Interest and fees on loans	$3,846	3,588	3,362	3,174	2,814
Interest and dividends on securities	1,486	1,434	1,437	1,426	1,232
Trading account interest (a)	462	387	354	378	388
Other interest income	696	635	549	475	535

Total interest income	6,490	6,044	5,702	5,453	4,969

INTEREST EXPENSE
Interest on deposits	1,618	1,408	1,221	1,050	860
Interest on short-term borrowings	764	742	670	601	492
Interest on long-term debt	585	507	453	389	320

Total interest expense	2,967	2,657	2,344	2,040	1,672

Net interest income	3,523	3,387	3,358	3,413	3,297
Provision for credit losses	81	82	50	36	109

Net interest income after provision for credit losses	3,442	3,305	3,308	3,377	3,188

FEE AND OTHER INCOME
Service charges	555	555	528	513	519
Other banking fees	400	385	355	351	343
Commissions	594	615	603	599	620
Fiduciary and asset management fees	769	732	728	714	700
Advisory, underwriting and other investment banking fees	325	294	257	233	271
Trading account profits (losses) (a)	(33)	162	17	99	(16)
Principal investing	135	166	41	59	7
Securities gains (losses)	(74)	29	136	(2)	23
Other income	318	320	312	429	337

Total fee and other income	2,989	3,258	2,977	2,995	2,804

NONINTEREST EXPENSE
Salaries and employee benefits	2,470	2,476	2,324	2,401	2,239
Occupancy	283	260	271	250	260
Equipment	277	276	269	265	272
Advertising	51	50	48	44	51
Communications and supplies	155	158	158	162	163
Professional and consulting fees	213	167	155	127	179
Other intangible amortization	93	101	107	115	113
Merger-related and restructuring expenses	58	83	90	61	116
Sundry expense	583	433	366	447	441

Total noninterest expense	4,183	4,004	3,788	3,872	3,834

Minority interest in income of consolidated subsidiaries	103	104	71	64	54

Income from continuing operations before income taxes	2,145	2,455	2,426	2,436	2,104
Income taxes	652	790	776	815	656

Income from continuing operations	1,493	1,665	1,650	1,621	1,448
Discontinued operations, net of income taxes	214	—	—	—	—

Net income	$1,707	1,665	1,650	1,621	1,448

PER COMMON SHARE DATA
Basic earnings
Income from continuing operations	$0.97	1.07	1.05	1.03	0.97
Net income	1.11	1.07	1.05	1.03	0.97
Diluted earnings
Income from continuing operations	0.95	1.06	1.04	1.01	0.95
Net income	1.09	1.06	1.04	1.01	0.95
Cash dividends	$0.51	0.51	0.46	0.46	0.46
AVERAGE COMMON SHARES
Basic	1,541	1,549	1,564	1,571	1,487
Diluted	1,570	1,575	1,591	1,603	1,518

(a)	Amounts presented in the third quarter of 2005 have been reclassified to conform to the presentation in the fourth quarter of 2005.

WACHOVIA CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	Years Ended December 31,
(In millions, except per share data)	2005	2004
INTEREST INCOME
Interest and fees on loans	$13,970	9,858
Interest and dividends on securities	5,783	4,639
Trading account interest	1,581	1,147
Other interest income	2,355	1,644

Total interest income	23,689	17,288

INTEREST EXPENSE
Interest on deposits	5,297	2,853
Interest on short-term borrowings	2,777	1,503
Interest on long-term debt	1,934	971

Total interest expense	10,008	5,327

Net interest income	13,681	11,961
Provision for credit losses	249	257

Net interest income after provision for credit losses	13,432	11,704

FEE AND OTHER INCOME
Service charges	2,151	1,978
Other banking fees	1,491	1,226
Commissions	2,411	2,601
Fiduciary and asset management fees	2,943	2,772
Advisory, underwriting and other investment banking fees	1,109	911
Trading account profits	245	35
Principal investing	401	261
Securities gains (losses)	89	(10)
Other income	1,379	1,005

Total fee and other income	12,219	10,779

NONINTEREST EXPENSE
Salaries and employee benefits	9,671	8,703
Occupancy	1,064	947
Equipment	1,087	1,052
Advertising	193	193
Communications and supplies	633	620
Professional and consulting fees	662	548
Other intangible amortization	416	431
Merger-related and restructuring expenses	292	444
Sundry expense	1,829	1,728

Total noninterest expense	15,847	14,666

Minority interest in income of consolidated subsidiaries	342	184

Income from continuing operations before income taxes	9,462	7,633
Income taxes	3,033	2,419

Income from continuing operations	6,429	5,214
Discontinued operations, net of income taxes	214	—

Net income	$6,643	5,214

PER COMMON SHARE DATA
Basic earnings
Income from continuing operations	$4.13	3.87
Net income	4.27	3.87
Diluted earnings
Income from continuing operations	4.05	3.81
Net income	4.19	3.81
Cash dividends	$1.94	1.66
AVERAGE COMMON SHARES
Basic	1,556	1,346
Diluted	1,585	1,370

WACHOVIA CORPORATION AND SUBSIDIARIES

BUSINESS SEGMENTS

(Unaudited)

	Three Months Ended December 31, 2005
(In millions)	General Bank	Capital Management	Wealth Management	Corporate and Investment Bank	Parent	Net Merger- Related and Restructuring Expenses (b)	Total
CONSOLIDATED
Net interest income (a)	$2,508	179	153	587	148	(52)	3,523
Fee and other income	745	1,167	188	900	(11)	—	2,989
Intersegment revenue	57	(10)	3	(51)	1	—	—

Total revenue (a)	3,310	1,336	344	1,436	138	(52)	6,512
Provision for credit losses	75	—	1	(13)	18	—	81
Noninterest expense	1,671	1,105	249	788	312	58	4,183
Minority interest	—	—	—	—	103	—	103
Income taxes (benefits)	562	84	34	223	(230)	(21)	652
Tax-equivalent adjustment	12	—	—	23	17	(52)	—

Income from continuing operations	990	147	60	415	(82)	(37)	1,493
Discontinued operations, net of income taxes	—	—	—	—	214	—	214

Net income	$990	147	60	415	132	(37)	1,707

	Three Months Ended September 30, 2005
(In millions)	General Bank	Capital Management	Wealth Management	Corporate and Investment Bank	Parent	Net Merger- Related and Restructuring Expenses (b)	Total
CONSOLIDATED
Net interest income (a)	$2,424	158	149	532	177	(53)	3,387
Fee and other income	760	1,150	191	1,027	130	—	3,258
Intersegment revenue	56	(12)	1	(45)	—	—	—

Total revenue (a)	3,240	1,296	341	1,514	307	(53)	6,645
Provision for credit losses	77	—	6	(3)	2	—	82
Noninterest expense	1,585	1,067	234	810	225	83	4,004
Minority interest	—	—	—	—	105	(1)	104
Income taxes (benefits)	569	82	37	241	(108)	(31)	790
Tax-equivalent adjustment	10	1	—	21	21	(53)	—

Net income	$999	146	64	445	62	(51)	1,665

WACHOVIA CORPORATION AND SUBSIDIARIES

BUSINESS SEGMENTS

(Unaudited)

	Three Months Ended December 31, 2004
(In millions)	General Bank	Capital Management	Wealth Management	Corporate and Investment Bank	Parent	Net Merger- Related and Restructuring Expenses (b)	Total
CONSOLIDATED
Net interest income (a)	$2,278	150	139	618	172	(60)	3,297
Fee and other income	659	1,158	149	684	154	—	2,804
Intersegment revenue	47	(10)	1	(38)	—	—	—

Total revenue (a)	2,984	1,298	289	1,264	326	(60)	6,101
Provision for credit losses	107	—	—	4	(2)	—	109
Noninterest expense	1,525	1,099	199	659	236	116	3,834
Minority interest	—	—	—	—	83	(29)	54
Income taxes (benefits)	480	72	33	192	(87)	(34)	656
Tax-equivalent adjustment	10	1	—	30	19	(60)	—

Net income	$862	126	57	379	77	(53)	1,448

(a)	Tax-equivalent.
(b)	The tax-equivalent amounts are eliminated herein in order for “Total” amounts to agree with amounts appearing in the Consolidated Statements of Income.

WACHOVIA CORPORATION AND SUBSIDIARIES

LOANS—ON-BALANCE SHEET, AND MANAGED AND SERVICING PORTFOLIOS

(Unaudited)

	2005				2004
(In millions)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
ON-BALANCE SHEET LOAN PORTFOLIO COMMERCIAL
Commercial, financial and agricultural	$87,327	83,241	80,528	78,669	75,095
Real estate—construction and other	13,972	13,653	13,216	12,713	12,673
Real estate—mortgage	19,966	19,864	19,724	20,707	20,742
Lease financing	25,368	25,022	24,836	25,013	25,000
Foreign	10,221	8,888	7,549	7,504	7,716

Total commercial	156,854	150,668	145,853	144,606	141,226

CONSUMER
Real estate secured	94,748	80,128	76,213	74,631	74,161
Student loans	9,922	11,458	10,828	10,795	10,468
Installment loans	6,751	6,745	6,783	6,808	7,684

Total consumer	111,421	98,331	93,824	92,234	92,313

Total loans	268,275	248,999	239,677	236,840	233,539
Unearned income	9,260	9,266	9,390	9,574	9,699

Loans, net (On-balance sheet)	$259,015	239,733	230,287	227,266	223,840

MANAGED PORTFOLIO (a)
COMMERCIAL
On-balance sheet loan portfolio	$156,854	150,668	145,853	144,606	141,226
Securitized loans—off-balance sheet	1,227	1,263	1,293	1,402	1,734
Loans held for sale	3,860	4,039	1,783	1,117	2,112

Total commercial	161,941	155,970	148,929	147,125	145,072

CONSUMER
Real estate secured
On-balance sheet loan portfolio	94,748	80,128	76,213	74,631	74,161
Securitized loans—off-balance sheet	8,438	9,255	10,199	6,979	7,570
Securitized loans included in securities	4,817	4,218	4,426	4,626	4,838
Loans held for sale	2,296	12,660	11,923	11,925	10,452

Total real estate secured	110,299	106,261	102,761	98,161	97,021

Student
On-balance sheet loan portfolio	9,922	11,458	10,828	10,795	10,468
Securitized loans—off-balance sheet	2,000	341	382	423	463
Securitized loans included in securities	52	—	—	—	—
Loans held for sale	—	—	16	65	128

Total student	11,974	11,799	11,226	11,283	11,059

Installment
On-balance sheet loan portfolio	6,751	6,745	6,783	6,808	7,684
Securitized loans—off-balance sheet	3,392	2,228	2,662	1,930	2,184
Securitized loans included in securities	206	146	163	155	195
Loans held for sale	249	1,339	809	1,066	296

Total installment	10,598	10,458	10,417	9,959	10,359

Total consumer	132,871	128,518	124,404	119,403	118,439

Total managed portfolio	$294,812	284,488	273,333	266,528	263,511

SERVICING PORTFOLIO (b)
Commercial	$173,428	158,650	152,923	140,493	136,578
Consumer (c)	$56,741	55,813	51,954	45,063	38,442

(a)	The managed portfolio includes the on-balance sheet loan portfolio, loans securitized for which the assets are classified in securities on-balance sheet, loans held for sale on-balance sheet and the off-balance sheet portfolio of securitized loans sold, where we service the loans.
(b)	The servicing portfolio consists of third party commercial and consumer loans for which our sole function is that of servicing the loans for the third parties.
(c)	Amounts presented in periods prior to the fourth quarter of 2005 have been reclassified to conform to the presentation in the fourth quarter of 2005.

WACHOVIA CORPORATION AND SUBSIDIARIES

ALLOWANCE FOR LOAN LOSSES AND NONPERFORMING ASSETS

(Unaudited)

	2005				2004
(In millions)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
ALLOWANCE FOR LOAN LOSSES (a)
Balance, beginning of period	$2,719	2,718	2,732	2,757	2,324
Provision for credit losses	72	74	48	33	95
Provision for credit losses relating to loans transferred to loans held for sale or sold	5	12	—	1	(6)
Balance of acquired entities at purchase date	—	—	—	—	510
Allowance relating to loans acquired, transferred to loans held for sale or sold	(21)	(26)	(11)	(13)	(51)
Net charge-offs	(51)	(59)	(51)	(46)	(115)

Balance, end of period	$2,724	2,719	2,718	2,732	2,757

as % of loans, net	1.05%	1.13	1.18	1.20	1.23

as % of nonaccrual and restructured loans (b)	439%	347	332	300	289

as % of nonperforming assets (b)	378%	303	284	262	251

LOAN LOSSES
Commercial, financial and agricultural	$52	43	35	26	82
Commercial real estate - construction and mortgage	12	9	—	1	4
Consumer	65	71	75	67	74

Total loan losses	129	123	110	94	160

LOAN RECOVERIES
Commercial, financial and agricultural	50	35	25	26	27
Commercial real estate—construction and mortgage	3	2	1	—	—
Consumer	25	27	33	22	18

Total loan recoveries	78	64	59	48	45

Net charge-offs	$51	59	51	46	115

Commercial loans net charge-offs as % of average commercial loans, net (c)	0.03%	0.05	0.03	—	0.20
Consumer loans net charge-offs as % of average consumer loans, net (c)	0.16	0.18	0.18	0.19	0.28
Total net charge-offs as % of average loans, net (c)	0.09%	0.10	0.09	0.08	0.23

NONPERFORMING ASSETS
Nonaccrual loans
Commercial, financial and agricultural	$307	445	497	527	585
Commercial real estate—construction and mortgage	85	120	88	131	127
Consumer real estate secured	221	209	221	239	230
Installment loans	7	10	13	13	13

Total nonaccrual loans	620	784	819	910	955
Foreclosed properties (d)	100	112	138	132	145

Total nonperforming assets	$720	896	957	1,042	1,100

Nonperforming loans included in loans held for sale (e)	$32	59	111	159	157
Nonperforming assets included in loans and in loans held for sale	$752	955	1,068	1,201	1,257

as % of loans, net, and foreclosed properties (b)	0.28%	0.37	0.42	0.46	0.49

as % of loans, net, foreclosed properties and loans held for sale (e)	0.28%	0.37	0.44	0.50	0.53

Accruing loans past due 90 days	$625	525	521	510	522

(a)	At December 31, 2005, the reserve for unfunded lending commitments was $158 million.
(b)	These ratios do not include nonperforming loans included in loans held for sale.
(c)	Annualized.
(d)	Restructured loans are not significant.
(e)	These ratios reflect nonperforming loans included in loans held for sale. Loans held for sale are recorded at the lower of cost or market value, and accordingly, the amounts shown and included in the ratios are net of the transferred allowance for loan losses and the lower of cost or market value adjustments.

WACHOVIA CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In millions, except per share data)	2005				2004
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
ASSETS
Cash and due from banks	$15,072	12,976	12,464	12,043	11,714
Interest-bearing bank balances	2,638	2,492	2,852	1,285	4,441
Federal funds sold and securities purchased under resale agreements	19,915	27,083	22,528	24,899	22,436

Total cash and cash equivalents	37,625	42,551	37,844	38,227	38,591

Trading account assets	42,704	49,646	46,519	47,149	45,932
Securities	114,889	117,195	117,906	116,731	110,597
Loans, net of unearned income	259,015	239,733	230,287	227,266	223,840
Allowance for loan losses	(2,724)	(2,719)	(2,718)	(2,732)	(2,757)

Loans, net	256,291	237,014	227,569	224,534	221,083

Loans held for sale	6,405	18,038	14,531	14,173	12,988
Premises and equipment	4,910	5,352	5,354	5,260	5,268
Due from customers on acceptances	824	882	826	826	718
Goodwill	21,807	21,857	21,861	21,635	21,526
Other intangible assets	1,208	1,285	1,378	1,428	1,581
Other assets	34,092	38,561	38,052	36,870	35,040

Total assets	$520,755	532,381	511,840	506,833	493,324

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits
Noninterest-bearing deposits	67,487	68,402	63,079	61,626	64,197
Interest-bearing deposits	257,407	252,037	236,831	236,031	230,856

Total deposits	324,894	320,439	299,910	297,657	295,053
Short-term borrowings	61,953	78,184	75,726	73,401	63,406
Bank acceptances outstanding	892	932	859	866	755
Trading account liabilities	17,598	19,815	19,827	22,418	21,709
Other liabilities	15,986	16,504	15,750	15,281	15,507
Long-term debt	48,971	45,846	49,006	47,932	46,759

Total liabilities	470,294	481,720	461,078	457,555	443,189

Minority interest in net assets of consolidated subsidiaries	2,900	3,904	2,858	2,811	2,818

STOCKHOLDERS’ EQUITY
Dividend Equalization Preferred shares, no par value, 97 million shares issued and outstanding at December 31, 2005	—	—	—	—	—
Common stock, $3.33-1/3 par value; authorized 3 billion shares, outstanding 1.557 billion shares at December 31, 2005	5,189	5,178	5,258	5,255	5,294
Paid-in capital	31,172	30,821	31,038	30,976	31,120
Retained earnings	11,973	11,086	11,079	10,319	10,178
Accumulated other comprehensive income, net	(773)	(328)	529	(83)	725

Total stockholders’ equity	47,561	46,757	47,904	46,467	47,317

Total liabilities and stockholders’ equity	$520,755	532,381	511,840	506,833	493,324

WACHOVIA CORPORATION AND SUBSIDIARIES

NET INTEREST INCOME SUMMARIES

(Unaudited)

(In millions)	FOURTH QUARTER 2005			THIRD QUARTER 2005
	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid
ASSETS
Interest-bearing bank balances	$2,514	24	3.75%	$2,417	21	3.46%
Federal funds sold and securities purchased under resale agreements	22,647	237	4.17	24,451	216	3.50
Trading account assets	34,461	482	5.59	33,720	407	4.82
Securities	115,557	1,506	5.21	114,902	1,461	5.08
Loans
Commercial
Commercial, financial and agricultural	85,155	1,326	6.17	81,488	1,184	5.77
Real estate—construction and other	13,803	226	6.51	13,322	201	5.96
Real estate—mortgage	20,132	333	6.57	19,684	302	6.09
Lease financing	10,153	184	7.26	9,979	178	7.15
Foreign	9,118	97	4.23	8,164	80	3.88

Total commercial	138,361	2,166	6.22	132,637	1,945	5.82

Consumer
Real estate secured	80,984	1,236	6.10	78,088	1,166	5.97
Student loans	11,235	155	5.46	11,267	144	5.07
Installment loans	6,902	127	7.32	6,968	124	7.04

Total consumer	99,121	1,518	6.11	96,323	1,434	5.94

Total loans	237,482	3,684	6.17	228,960	3,379	5.87

Loans held for sale	17,646	270	6.10	16,567	244	5.90
Other earning assets	8,897	155	6.92	10,329	138	5.27

Total earning assets excluding derivatives	439,204	6,358	5.77	431,346	5,866	5.42
Risk management derivatives (a)	—	184	0.16	—	231	0.21

Total earning assets including derivatives	439,204	6,542	5.93	431,346	6,097	5.63

Cash and due from banks	12,770			12,277
Other assets	68,408			67,944

Total assets	$520,382			$511,567

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-bearing deposits
Savings and NOW accounts	78,936	258	1.30	78,961	220	1.10
Money market accounts	100,999	609	2.39	97,746	529	2.15
Other consumer time	43,549	369	3.37	41,063	325	3.13
Foreign	17,464	157	3.56	15,285	123	3.18
Other time	14,859	166	4.46	10,338	109	4.21

Total interest-bearing deposits	255,807	1,559	2.42	243,393	1,306	2.13
Federal funds purchased and securities sold under repurchase agreements	55,336	526	3.77	56,426	460	3.24
Commercial paper	8,062	76	3.74	12,664	108	3.39
Securities sold short	8,801	70	3.13	9,040	77	3.38
Other short-term borrowings	7,164	39	2.18	6,471	29	1.80
Long-term debt	47,804	576	4.81	47,788	536	4.48

Total interest-bearing liabilities excluding derivatives	382,974	2,846	2.95	375,782	2,516	2.66
Risk management derivatives (a)	—	121	0.13	—	141	0.15

Total interest-bearing liabilities including derivatives	382,974	2,967	3.08	375,782	2,657	2.81

Noninterest-bearing deposits	64,018			62,978
Other liabilities	26,983			25,479
Stockholders’ equity	46,407			47,328

Total liabilities and stockholders’ equity	$520,382			$511,567

Interest income and rate earned—including derivatives		$6,542	5.93%		$6,097	5.63%
Interest expense and equivalent rate paid—including derivatives		2,967	2.68		2,657	2.45

Net interest income and margin—including derivatives		$3,575	3.25%		$3,440	3.18%

(a)	The rates earned and the rates paid on risk management derivatives are based on off-balance sheet notional amounts. The fair value of these instruments is included in other assets and other liabilities.

WACHOVIA CORPORATION AND SUBSIDIARIES

NET INTEREST INCOME SUMMARIES

(Unaudited)

SECOND QUARTER 2005			FIRST QUARTER 2005			FOURTH QUARTER 2004
Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid

$2,649	20	3.07%	$2,484	16	2.62%	$3,909	18	1.85%
24,676	189	3.08	24,272	153	2.55	24,722	123	1.99
31,879	377	4.73	35,147	402	4.59	36,517	411	4.49
115,006	1,469	5.11	114,961	1,477	5.15	103,879	1,297	5.00

80,213	1,084	5.42	76,651	960	5.08	69,394	836	4.79
12,885	177	5.53	12,608	156	5.01	10,537	120	4.53
20,204	288	5.71	20,739	271	5.31	19,035	237	4.95
10,252	183	7.11	10,513	182	6.94	10,185	180	7.07
7,641	68	3.55	7,192	58	3.28	7,448	58	3.10

131,195	1,800	5.50	127,703	1,627	5.16	116,599	1,431	4.88

74,799	1,072	5.74	74,658	1,037	5.57	62,083	853	5.49
10,995	129	4.72	11,003	120	4.41	10,560	107	4.04
6,892	115	6.75	7,811	122	6.31	7,285	111	6.12

92,686	1,316	5.69	93,472	1,279	5.49	79,928	1,071	5.35

223,881	3,116	5.58	221,175	2,906	5.30	196,527	2,502	5.08

14,024	194	5.51	12,869	166	5.19	21,405	261	4.89
10,419	125	4.84	10,139	115	4.58	10,531	104	3.89

422,534	5,490	5.20	421,047	5,235	5.00	397,490	4,716	4.74
—	265	0.26	—	279	0.27	—	313	0.31

422,534	5,755	5.46	421,047	5,514	5.27	397,490	5,029	5.05

12,389			12,661			11,870
68,438			66,778			63,071

$503,361			$500,486			$472,431

80,113	194	0.97	81,071	161	0.81	79,476	128	0.64
94,990	455	1.92	93,477	357	1.55	90,382	271	1.19
38,064	273	2.87	36,005	239	2.70	32,540	212	2.58
11,857	81	2.75	10,996	61	2.26	9,486	46	1.92
9,999	78	3.09	12,583	83	2.67	9,938	56	2.31

235,023	1,081	1.84	234,132	901	1.56	221,822	713	1.28
53,984	375	2.79	51,395	312	2.46	47,264	233	1.96
13,365	97	2.91	13,553	82	2.45	11,840	58	1.94
10,648	92	3.49	12,681	102	3.25	12,694	102	3.18
6,694	30	1.82	6,370	26	1.63	5,859	19	1.33
48,114	528	4.39	47,385	493	4.17	44,010	443	4.02

367,828	2,203	2.40	365,516	1,916	2.12	343,489	1,568	1.82
—	141	0.16	—	124	0.14	—	104	0.12

367,828	2,344	2.56	365,516	2,040	2.26	343,489	1,672	1.94

62,171			60,542			58,229
26,248			27,197			28,069
47,114			47,231			42,644

$503,361			$500,486			$472,431

	$5,755	5.46%		$5,514	5.27%		$5,029	5.05%
	2,344	2.23		2,040	1.96		1,672	1.68

	$3,411	3.23%		$3,474	3.31%		$3,357	3.37%

WACHOVIA CORPORATION AND SUBSIDIARIES

NET INTEREST INCOME SUMMARIES

(Unaudited)

	YEAR ENDED 2005			YEAR ENDED 2004
(In millions)	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid
ASSETS
Interest-bearing bank balances	$2,516	81	3.23%	$3,578	51	1.43%
Federal funds sold and securities purchased under resale agreements	24,008	795	3.31	24,940	342	1.37
Trading account assets	33,800	1,668	4.94	28,944	1,239	4.28
Securities	115,107	5,913	5.14	100,960	4,951	4.90
Loans
Commercial
Commercial, financial and agricultural	80,901	4,554	5.63	59,970	2,653	4.43
Real estate—construction and other	13,158	760	5.78	7,395	296	4.00
Real estate—mortgage	20,187	1,194	5.92	16,050	725	4.52
Lease financing	10,223	727	7.12	8,467	721	8.51
Foreign	8,035	303	3.77	7,144	187	2.61

Total commercial	132,504	7,538	5.69	99,026	4,582	4.63

Consumer
Real estate secured	77,152	4,511	5.85	54,928	2,981	5.43
Student loans	11,126	548	4.92	9,891	372	3.76
Installment loans	7,140	488	6.84	8,188	474	5.79

Total consumer	95,418	5,547	5.81	73,007	3,827	5.24

Total loans	227,922	13,085	5.74	172,033	8,409	4.89

Loans held for sale	15,293	874	5.71	16,735	739	4.42
Other earning assets	9,944	533	5.36	11,064	366	3.30

Total earning assets excluding derivatives	428,590	22,949	5.35	358,254	16,097	4.49
Risk management derivatives (a)	—	959	0.23	—	1,441	0.41

Total earning assets including derivatives	428,590	23,908	5.58	358,254	17,538	4.90

Cash and due from banks	12,524			11,311
Other assets	67,896			57,202

Total assets	$509,010			$426,767

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-bearing deposits
Savings and NOW accounts	79,762	833	1.04	72,078	369	0.51
Money market accounts	96,826	1,950	2.01	79,526	794	1.00
Other consumer time	39,695	1,206	3.04	28,304	757	2.67
Foreign	13,922	422	3.03	7,933	115	1.45
Other time	11,947	436	3.66	8,301	163	1.98

Total interest-bearing deposits	242,152	4,847	2.00	196,142	2,198	1.12
Federal funds purchased and securities sold under repurchase agreements	54,302	1,673	3.08	47,321	637	1.35
Commercial paper	11,898	363	3.05	12,034	163	1.35
Securities sold short	10,279	341	3.31	11,025	318	2.88
Other short-term borrowings	6,675	124	1.87	6,087	55	0.90
Long-term debt	47,774	2,133	4.46	39,780	1,589	4.00

Total interest-bearing liabilities excluding derivatives	373,080	9,481	2.54	312,389	4,960	1.59
Risk management derivatives (a)	—	527	0.14	—	367	0.12

Total interest-bearing liabilities including derivatives	373,080	10,008	2.68	312,389	5,327	1.71

Noninterest-bearing deposits	62,438			51,700
Other liabilities	26,473			27,383
Stockholders’ equity	47,019			35,295

Total liabilities and stockholders’ equity	$509,010			$426,767

Interest income and rate earned—including derivatives		$23,908	5.58%		$17,538	4.90%
Interest expense and equivalent rate paid—including derivatives		10,008	2.34		5,327	1.49

Net interest income and margin—including derivatives		$13,900	3.24%		$12,211	3.41%

(a)	The rates earned and the rates paid on risk management derivatives are based on off-balance sheet notional amounts. The fair value of these instruments is included in other assets and other liabilities.

WACHOVIA CORPORATION AND SUBSIDIARIES

RECONCILIATION OF CERTAIN NON-GAAP FINANCIAL MEASURES

(Unaudited)

		2005				2004
(In millions, except per share data)	*	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
INCOME FROM CONTINUING OPERATIONS
Net income (GAAP)	A	$1,707	1,665	1,650	1,621	1,448
Discontinued operations, net of income taxes (GAAP)		(214)	—	—	—	—

Income from continuing operations (GAAP)		1,493	1,665	1,650	1,621	1,448
Merger-related and restructuring expenses (GAAP)		37	51	48	31	53

Earnings excluding merger-related and restructuring expenses, and discontinued operations	B	1,530	1,716	1,698	1,652	1,501
Other intangible amortization (GAAP)		57	63	69	72	74

Earnings excluding merger-related and restructuring expenses, other intangible amortization and discontinued operations	C	$1,587	1,779	1,767	1,724	1,575

RETURN ON AVERAGE COMMON STOCKHOLDERS’ EQUITY
Average common stockholders’ equity (GAAP)	D	$46,407	47,328	47,114	47,231	42,644
Merger-related and restructuring expenses (GAAP)		146	96	52	11	169
Discontinued operations (GAAP)		(36)	—	—	—	—

Average common stockholders’ equity, excluding merger-related and restructuring expenses and discontinued operations	E	46,517	47,424	47,166	47,242	42,813
Average intangible assets (GAAP)	F	(23,302)	(23,195)	(23,148)	(23,020)	(19,257)

Average common stockholders’ equity, excluding merger-related and restructuring expenses, other intangible amortization and discontinued operations	G	$23,215	24,229	24,018	24,222	23,556

Return on average common stockholders’ equity
GAAP	A/D	14.60%	13.95	14.04	13.92	13.50
Excluding merger-related and restructuring expenses and discontinued operations	B/E	13.05	14.36	14.43	14.19	13.95
Return on average tangible common stockholders’ equity
GAAP	A/D+F	29.33	27.36	27.61	27.16	24.62
Excluding merger-related and restructuring expenses, other intangible amortization and discontinued operations	C/G	27.11%	29.14	29.50	28.86	26.59

RETURN ON AVERAGE ASSETS
Average assets (GAAP)	H	$520,382	511,567	503,361	500,486	472,431
Average intangible assets (GAAP)		(23,302)	(23,195)	(23,148)	(23,020)	(19,257)

Average tangible assets (GAAP)	I	497,080	488,372	480,213	477,466	453,174

Average assets (GAAP)		520,382	511,567	503,361	500,486	472,431
Merger-related and restructuring expenses (GAAP)		146	96	52	11	169
Discontinued operations (GAAP)		(36)	—	—	—	—

Average assets, excluding merger-related and restructuring expenses and discontinued operations	J	520,492	511,663	503,413	500,497	472,600
Average intangible assets (GAAP)		(23,302)	(23,195)	(23,148)	(23,020)	(19,257)

Average tangible assets, excluding merger-related and restructuring expenses and discontinued operations	K	$497,190	488,468	480,265	477,477	453,343

Return on average assets
GAAP	A/H	1.30%	1.29	1.31	1.31	1.22
Excluding merger-related and restructuring expenses and discontinued operations	B/J	1.17	1.33	1.35	1.34	1.26
Return on average tangible assets
GAAP	A/I	1.36	1.35	1.38	1.38	1.27
Excluding merger-related and restructuring expenses, other intangible amortization and discontinued operations	C/K	1.27%	1.45	1.48	1.46	1.38

WACHOVIA CORPORATION AND SUBSIDIARIES

RECONCILIATION OF CERTAIN NON-GAAP FINANCIAL MEASURES

(Unaudited)

		2005				2004
(In millions, except per share data)	*	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
OVERHEAD EFFICIENCY RATIOS
Noninterest expense (GAAP)	L	$4,183	4,004	3,788	3,872	3,834
Merger-related and restructuring expenses (GAAP)		(58)	(83)	(90)	(61)	(116)

Noninterest expense, excluding merger-related and restructuring expenses	M	4,125	3,921	3,698	3,811	3,718
Other intangible amortization (GAAP)		(93)	(101)	(107)	(115)	(113)

Noninterest expense, excluding merger-related and restructuring expenses, and other intangible amortization	N	$4,032	3,820	3,591	3,696	3,605

Net interest income (GAAP)		$3,523	3,387	3,358	3,413	3,297
Tax-equivalent adjustment		52	53	53	61	60

Net interest income (Tax-equivalent)		3,575	3,440	3,411	3,474	3,357
Fee and other income (GAAP)		2,989	3,258	2,977	2,995	2,804

Total	O	$6,564	6,698	6,388	6,469	6,161

Retail Brokerage Services, excluding insurance
Noninterest expense (GAAP)	P	$888	874	861	867	908

Net interest income (GAAP)		$172	152	142	143	144
Tax-equivalent adjustment		—	1	—	—	1

Net interest income (Tax-equivalent)		172	153	142	143	145
Fee and other income (GAAP)		914	905	880	886	906

Total	Q	$1,086	1,058	1,022	1,029	1,051

Overhead efficiency ratios
GAAP	L/O	63.72%	59.78	59.29	59.86	62.23
Excluding merger-related and restructuring expenses	M/O	62.84	58.55	57.87	58.92	60.34
Excluding merger-related and restructuring expenses, and brokerage	M-P/O-Q	59.07	54.05	52.86	54.12	54.99
Excluding merger-related and restructuring expenses, and other intangible amortization	N/O	61.41	57.06	56.19	57.15	58.50
Excluding merger-related and restructuring expenses, other intangible amortization and brokerage	N-P/O-Q	57.36%	52.27	50.85	52.01	52.77

OPERATING LEVERAGE
Operating leverage (GAAP)		$(312)	92	5	269	368
Merger-related and restructuring expenses (GAAP)		(25)	(8)	30	(55)	(10)

Operating leverage, excluding merger-related and restructuring expenses		(337)	84	35	214	358
Other intangible amortization (GAAP)		(6)	(7)	(8)	1	15

Operating leverage, excluding merger-related and restructuring expenses, and other intangible amortization		$(343)	77	27	215	373

DIVIDEND PAYOUT RATIOS ON COMMON SHARES
Dividends paid per common share	R	$0.51	0.51	0.46	0.46	0.46

Diluted earnings per common share (GAAP)	S	$1.09	1.06	1.04	1.01	0.95
Merger-related and restructuring expenses (GAAP)		0.02	0.03	0.03	0.02	0.04
Other intangible amortization (GAAP)		0.04	0.04	0.04	0.05	0.05
Discontinued operations (GAAP)		(0.14)	—	—	—	—

Diluted earnings per common share, excluding merger-related and restructuring expenses, other intangible amortization and discontinued operations	T	$1.01	1.13	1.11	1.08	1.04

Dividend payout ratios
GAAP	R/S	46.79%	48.11	44.23	45.54	48.42
Excluding merger-related and restructuring expenses, other intangible amortization and discontinued operations	R/T	50.50%	45.13	41.44	42.59	44.23

*	The letters included in the columns are provided to show how the various ratios presented in the tables on pages 21 and 22 are calculated. For example, return on average assets on a GAAP basis is calculated by dividing income (GAAP) by average assets (GAAP) (i.e., A/H) and annualized where appropriate.